                                                                       EXHIBIT A

                                                                                        STATE OF
                 NAME OF COMPANY                                      ORGANIZATION    ORGANIZATION
CENTERPOINT ENERGY, INC.                                               Corporation           TX
   CenterPoint Energy, Inc.                                            Corporation           DE
   UTILITY HOLDING, LLC                                                    LLC               DE
       CenterPoint Energy Houston Electric, LLC ("T&D Utility")            LLC               TX
       TEXAS GENCO HOLDINGS, INC.                                      Corporation           TX
          Texas Genco LP, LLC                                              LLC               DE
          Texas Genco GP, LLC                                              LLC               TX
             Texas Genco, LP                                            Limited              TX
                                                                       Partnership
       CENTERPOINT ENERGY RESOURCES CORP.                              Corporation           DE
          ALG Gas Supply Company                                       Corporation           DE
          Allied Materials Corporation                                 Corporation           TX
          Arkansas Louisiana Finance Corporation                       Corporation           DE
          Arkla Industries Inc.                                        Corporation           DE
          Arkla Products Company                                       Corporation           DE
          Blue Jay Gas Company                                         Corporation           DE
          CenterPoint Energy Alternative Fuels, Inc.                   Corporation           TX
          Entex Gas Marketing Company                                  Corporation           TX
          CenterPoint Energy Gas Receivables, LLC                          LLC               DE
          CenterPoint Energy Gas Resources Corp.                       Corporation           TX
          Entex NGV, Inc.                                              Corporation           DE
          Entex Oil & Gas Co.                                          Corporation           TX
          CenterPoint Energy - Illinois Gas Transmission Company       Corporation           DE

          Industrial Gas Supply Corporation                            Corporation           TX

          Intex, Inc.                                                  Corporation           TX


                 NAME OF COMPANY                                         TYPE OF BUSINESS                PERCENTAGE OWNERSHIP
CENTERPOINT ENERGY, INC.                                               Holding Company                            --
   CenterPoint Energy, Inc.                                            Inactive                                  100%
   UTILITY HOLDING, LLC                                                Holding Company                           100%
       CenterPoint Energy Houston Electric, LLC ("T&D Utility")        Electric Utility                          100%
       TEXAS GENCO HOLDINGS, INC.                                      Holding Company                           100%
          Texas Genco LP, LLC                                          Holding Company                           100%
          Texas Genco GP, LLC                                          Holding Company                           100%
             Texas Genco, LP                                           Electric Utility             99%- CenterPoint Energy, Inc.
                                                                                                      1%- Texas Genco GP, LLC
       CENTERPOINT ENERGY RESOURCES CORP.                              Gas Utility Company                       100%
          ALG Gas Supply Company                                       Inactive                                  100%
          Allied Materials Corporation                                 Inactive                                  100%
          Arkansas Louisiana Finance Corporation                       Financing                                 100%
          Arkla Industries Inc.                                        Inactive                                  100%
          Arkla Products Company                                       Inactive                                  100%
          Blue Jay Gas Company                                         Inactive                                  100%
          CenterPoint Energy Alternative Fuels, Inc.                   Gas Sales and Marketing                   100%
          Entex Gas Marketing Company                                  Gas Sales and Marketing                   100%
          CenterPoint Energy Gas Receivables, LLC                      Financing                                 100%
          CenterPoint Energy Gas Resources Corp.                       Gas Sales and Marketing                   100%
          Entex NGV, Inc.                                              Inactive                                  100%
          Entex Oil & Gas Co.                                          Inactive                                  100%
          CenterPoint Energy - Illinois Gas Transmission Company       Intrastate Pipeline                       100%
                                                                       Operations
          Industrial Gas Supply Corporation                            Intrastate Pipeline                       100%
                                                                       Operations
          Intex, Inc.                                                  Inactive                                  100%


                                                                                        STATE OF
                 NAME OF COMPANY                                      ORGANIZATION    ORGANIZATION

          Louisiana Unit Gas Transmission Company                      Corporation           TX
          Minnesota Intrastate Pipeline Company                        Corporation           DE
          CenterPoint Energy - Mississippi River Transmission          Corporation           DE
          Corporation
             CenterPoint Energy MRT Holdings, Inc.                     Corporation           DE
             CenterPoint Energy MRT Services Company                   Corporation           DE
          CenterPoint Energy Gas Marketing Company                     Corporation           DE
          National Furnace Company                                     Corporation           TX
          NorAm Financing I                                             Statutory            DE
                                                                        Business
                                                                          Trust
          NorAm Utility Services, Inc.                                 Corporation           DE
          CenterPoint Energy Consumer Group, Inc.                      Corporation           DE
          CenterPoint Energy Field Services, Inc.                      Corporation           DE
             CenterPoint Energy Field Services Holdings, Inc.          Corporation           DE
             CenterPoint Energy Gas Processing, Inc.                   Corporation           DE
          Reliant Energy Funds Management, Inc.                        Corporation           DE
          CenterPoint Energy Gas Transmission Company                  Corporation           DE
          CenterPoint Energy Hub Services, Inc.                        Corporation           DE
          CenterPoint Energy Intrastate Holdings, LLC                      LLC               DE
             Pine Pipeline Acquisition Company, LLC                        LLC               DE
          CenterPoint Energy Pipeline Services, Inc.                   Corporation           DE

          CenterPoint Energy OQ, LLC                                       LLC               DE


                 NAME OF COMPANY                                         TYPE OF BUSINESS                   PERCENTAGE OWNERSHIP

          Louisiana Unit Gas Transmission Company                      Intrastate Pipeline Operations               100%
          Minnesota Intrastate Pipeline Company                        Intrastate Pipeline Operations               100%
          CenterPoint Energy - Mississippi River Transmission          Interstate Pipeline                          100%
          Corporation
             CenterPoint Energy MRT Holdings, Inc.                     Financing                                    100%
             CenterPoint Energy MRT Services Company                   Real Estate                                  100%
          CenterPoint Energy Gas Marketing Company                     Gas Sales and Marketing                      100%
          National Furnace Company                                     Inactive                                     100%
          NorAm Financing I                                            Financing                                    100%


          NorAm Utility Services, Inc.                                 Inactive                                     100%
          CenterPoint Energy Consumer Group, Inc.                      Inactive                                     100%
          CenterPoint Energy Field Services, Inc.                      Natural Gas Gathering Systems                100%
             CenterPoint Energy Field Services Holdings, Inc.          Financing                                    100%
             CenterPoint Energy Gas Processing, Inc.                   Gas Processing                               100%
          Reliant Energy Funds Management, Inc.                        Financing                                    100%
          CenterPoint Energy Gas Transmission Company                  Interstate Pipeline                          100%
          CenterPoint Energy Hub Services, Inc.                        Inactive                                     100%
          CenterPoint Energy Intrastate Holdings, LLC                  Intrastate Pipeline Operations               100%
             Pine Pipeline Acquisition Company, LLC                    Intrastate Pipeline Operations              81.4%
          CenterPoint Energy Pipeline Services, Inc.                   Pipeline Project Management and              100%
                                                                       Facility Operation Services
          CenterPoint Energy OQ, LLC                                   Intermediate Holding Company                 100%

                                                                                        STATE OF
                 NAME OF COMPANY                                      ORGANIZATION    ORGANIZATION

             OQ Partners, a general partnership                        Partnership           TX
          CenterPoint Energy Marketing, Inc.                           Corporation           DE
             CenterPoint Energy Retail Interests, Inc.                 Corporation           DE
          CenterPoint Energy Trading and Transportation Group, Inc.    Corporation           TX
          Unit Gas Transmission Company                                Corporation           TX
          United Gas, Inc.                                             Corporation           TX
   HL&P Capital Trust I                                                 Statutory            DE
                                                                         Business
                                                                          Trust
   HL&P Capital Trust II                                                Statutory            DE
                                                                         Business
                                                                          Trust
   HL&P Receivables, Inc.                                              Corporation           DE
   Houston Industries Energy (UK), Inc                                 Corporation           DE
   Houston Industries FinanceCo GP, LLC                                    LLC               DE
   Houston Industries FinanceCo LP                                       Limited             DE
                                                                       Partnership

   CenterPoint Energy Funding Company                                  Corporation           DE
   NorAm Energy Corp.(2)                                               Corporation           DE
   REI Trust I                                                          Statutory            DE
                                                                         Business
                                                                          Trust
   REI Trust II                                                         Statutory            DE
                                                                         Business
                                                                          Trust
   Reliant Energy FinanceCo II GP, LLC                                     LLC               DE
   Reliant Energy FinanceCo II LP                                       Limited              DE
                                                                      Partnership

   Reliant Energy FinanceCo III GP, LLC                                    LLC               DE


                 NAME OF COMPANY                                          TYPE OF BUSINESS                PERCENTAGE OWNERSHIP

             OQ Partners, a general partnership                       Training Services                          50%
          CenterPoint Energy Marketing, Inc.                          Gas Sales and Marketing                    100%
             CenterPoint Energy Retail Interests, Inc.                Financing                                  100%
          CenterPoint Energy Trading and Transportation Group, Inc.   Administrative Payroll Services            100%
          Unit Gas Transmission Company                               Intrastate Pipeline Operations             100%
          United Gas, Inc.                                            Inactive                                   100%
   HL&P Capital Trust I                                               Financing                                  100%


   HL&P Capital Trust II                                              Financing                                  100%


   HL&P Receivables, Inc.                                             Inactive                                   100%
   Houston Industries Energy (UK), Inc                                Inactive                                   100%
   Houston Industries FinanceCo GP, LLC                               Financing                                  100%
   Houston Industries FinanceCo LP                                    Financing                        99%-CenterPoint Energy, Inc.
                                                                                                         1%-Houston Industries
                                                                                                           FinanceCo GP, LLC
   CenterPoint Energy Funding Company                                 Financing                                  100%
   NorAm Energy Corp.(2)                                              Inactive                                   100%
   REI Trust I                                                        Financing                                  100%


   REI Trust II                                                       Financing                                  100%


   Reliant Energy FinanceCo II GP, LLC                                Financing                                  100%
   Reliant Energy FinanceCo II LP                                     Financing                        99%- CenterPoint Energy, Inc.
                                                                                                          1%-Reliant Energy
                                                                                                          FinanceCo II GP, LLC
   Reliant Energy FinanceCo III GP, LLC                               Financing                                  100%


                                                                                        STATE OF
                 NAME OF COMPANY                                      ORGANIZATION    ORGANIZATION
   Reliant Energy FinanceCo III LP                                      Limited              DE
                                                                      Partnership

   Reliant Energy FinanceCo IV GP, LLC                                     LLC               DE
   Reliant Energy FinanceCo IV LP                                       Limited              DE
                                                                      Partnership

   Reliant Energy Investment Management, Inc.                          Corporation           DE
   CenterPoint Energy Power Systems, Inc.                              Corporation           DE
   CenterPoint Energy Products, Inc.                                   Corporation           DE
   CenterPoint Energy Properties, Inc.                                 Corporation           DE
   CenterPoint Energy Tegco, Inc.                                      Corporation           DE
   CenterPoint Energy Management Services, Inc.                        Corporation           DE
       Reliant Energy Thermal Systems (Delaware), Inc.                 Corporation           DE
          Northwind Houston L.P.                                         Limited             DE
                                                                      Partnership

       CenterPoint Energy District Cooling, LLC                            LLC               DE
   CenterPoint Energy Transition Bond Company, LLC                         LLC               DE
   Reliant Energy Water, Inc.                                          Corporation           DE
   Utility Rail Services, Inc.                                         Corporation           DE
       UFI Services, Inc.                                              Corporation           DE
   CENTERPOINT ENERGY INTERNATIONAL, INC.                              Corporation           DE


       HI Energy Holdings I B.V.*
       Reliant Energy Brazil Ltd.*
          HIE Brasil Rio Sul Ltda.*

          Reliant Energy International Brasil Ltda.*



                 NAME OF COMPANY                                   TYPE OF BUSINESS                 PERCENTAGE OWNERSHIP
   Reliant Energy FinanceCo III LP                                    Financing                  99%- CenterPoint Energy, Inc.
                                                                                                        1%-Reliant Energy
                                                                                                     FinanceCo III GP, LLC
   Reliant Energy FinanceCo IV GP, LLC                                Financing                               100%
   Reliant Energy FinanceCo IV LP                                     Financing                  99%- CenterPoint Energy, Inc.
                                                                                                       1%-Reliant Energy
                                                                                                      FinanceCo IV GP, LLC
   Reliant Energy Investment Management, Inc.                         Financing                               100%
   CenterPoint Energy Power Systems, Inc.                             Energy-related                          100%
   CenterPoint Energy Products, Inc.                                  Inactive                                100%
   CenterPoint Energy Properties, Inc.                                Real Estate                             100%
   CenterPoint Energy Tegco, Inc.                                     Inactive                                100%
   CenterPoint Energy Management Services, Inc.                       Energy-related                          100%
       Reliant Energy Thermal Systems (Delaware), Inc.                Energy-related                          100%
          Northwind Houston L.P.                                      Energy-related              99%-CenterPoint Energy, Inc.
                                                                                                     1%-CenterPoint Energy
                                                                                                     District Cooling, LLC
       CenterPoint Energy District Cooling, LLC                       Energy-related                          75%
   CenterPoint Energy Transition Bond Company, LLC                    Financing                               100%
   Reliant Energy Water, Inc.                                         Inactive                                100%
   Utility Rail Services, Inc.                                        Inactive                                100%
       UFI Services, Inc.                                             Inactive                                100%
   CENTERPOINT ENERGY INTERNATIONAL, INC.                             Holding Company                         100%
                                                                      (Foreign Utility
                                                                      Investments)
       HI Energy Holdings I B.V.*                                                                             100%
       Reliant Energy Brazil Ltd.*                                                                            100%
          HIE Brasil Rio Sul Ltda.*                                                                           100%

          Reliant Energy International Brasil Ltda.*                                                  99.9%-Reliant Energy
                                                                                                    International Brasil Ltda.
                                                                                                       0.1%-Reliant Energy
                                                                                                         Brazil Tiete Ltd.

                                                                                        STATE OF
                 NAME OF COMPANY                                      ORGANIZATION    ORGANIZATION
       Reliant Energy Brasil, Ltda.*
       Reliant Energy Brazil Tiete Ltd.*
       Reliant Energy Brazil Ventures Ltd.*
       Reliant Energy Colombia Ltda.*



       Reliant Energy Holdings Ltd.*
       CenterPoint Energy International II, Inc.                       Corporation           DE
          HIE Ford Heights, Inc.                                       Corporation           DE
          HIE Fulton, Inc.                                             Corporation           DE
          Reliant Energy India, Inc.                                   Corporation       Mauritius
             Reliant Energy Rain, Inc.                                 Corporation       Mauritius
                Rain Calcining Limited**
       CenterPoint Energy International Holdings, LLC**
          Reliant Energy El Salvador, S.A. de C.V.**



       CenterPoint Energy International Services, Inc.*
       CenterPoint Energy Light, Inc.                                  Corporation           DE
          Reliant Energy Cayman Holdings Ltd.                          Corporation     Cayman Islands
             Reliant Energy Argentina S.A.                             Corporation       Argentina
                Reliant Energy Argener S.A.**



                 NAME OF COMPANY                                        TYPE OF BUSINESS                PERCENTAGE OWNERSHIP
       Reliant Energy Brasil, Ltda.*                                                                              99.9995%
       Reliant Energy Brazil Tiete Ltd.*                                                                            100%
       Reliant Energy Brazil Ventures Ltd.*                                                                         100%
       Reliant Energy Colombia Ltda.*                                                                       99%-Reliant Energy
                                                                                                              Colomiba Ltda.
                                                                                                            1%-Reliant Energy
                                                                                                        International Holdings, LLC
       Reliant Energy Holdings Ltd.*                                                                                100%
       CenterPoint Energy International II, Inc.                      Holding Company                               100%
          HIE Ford Heights, Inc.                                      Inactive                                      100%
          HIE Fulton, Inc.                                            Inactive                                      100%
          Reliant Energy India, Inc.                                  Intermediate Holding Company                  100%
             Reliant Energy Rain, Inc.                                Intermediate Holding Company                  100%
                Rain Calcining Limited**                                                                           24.79%
       CenterPoint Energy International Holdings, LLC**                                                             100%
          Reliant Energy El Salvador, S.A. de C.V.**                                                        99%-Reliant Energy
                                                                                                         El Salvador, S.A. de C.V.
                                                                                                             1%-Reliant Energy
                                                                                                             International, Inc.
       CenterPoint Energy International Services, Inc.*                                                             100%
       CenterPoint Energy Light, Inc.                                 Holding Company                               100%
          Reliant Energy Cayman Holdings Ltd.                         Intermediate Holding Company                  100%
             Reliant Energy Argentina S.A.                            Intermediate Holding Company                  99%
                Reliant Energy Argener S.A.**                                                                51%-Reliant Energy
                                                                                                                 Argener S.A.
                                                                                                              49%-Reliant Energy
                                                                                                            Argentine Holdings, Ltd.

                                                                                        STATE OF
                 NAME OF COMPANY                                      ORGANIZATION    ORGANIZATION
                Reliant Energy Opco S.A.                               Corporation       Argentina




             Reliant Energy Argentine Holdings Ltd.                    Corporation     Cayman Islands
          Reliant Energy Cayman Investments Ltd.*
             Reliant Energy Cayman Ltd.*
             Reliant Energy Cayman Acquisitions Ltd.*
       Reliant Energy Outsource Ltd.**
          Venus Generation El Salvador*
       Reliant Energy Salvador Holding Company Ltd.*
       Reliant Energy Santiago del Estero, S.A.                        Corporation       Argentina




          Empresa Distribuidora de Electricidad de
             Santiago del Estero S.A. ("EDESE")**




       Worldwide Electric Holdings B.V.*


                 NAME OF COMPANY                                        TYPE OF BUSINESS                   PERCENTAGE OWNERSHIP
                Reliant Energy Opco S.A.                              Power Generation Maintenance          99.94%-Reliant Energy
                                                                      Services                                    Argener S.A.
                                                                                                      0.06%-Security Holdings S.A.
                                                                                                           o/b/o Reliant Energy
                                                                                                            International, Inc.
             Reliant Energy Argentine Holdings Ltd.                   Intermediate Holding Company                 100%
          Reliant Energy Cayman Investments Ltd.*                                                                  100%
             Reliant Energy Cayman Ltd.*                                                                           100%
             Reliant Energy Cayman Acquisitions Ltd.*                                                              100%
       Reliant Energy Outsource Ltd.**                                                                             100%
          Venus Generation El Salvador*                                                                            50%
       Reliant Energy Salvador Holding Company Ltd.*                                                               100%
       Reliant Energy Santiago del Estero, S.A.                       Holding Company                    99%-Salvador Holding
                                                                                                              Company Ltd.
                                                                                                        1%-Security Holdings S.A.
                                                                                                          o/b/o Reliant Energy
                                                                                                           International, Inc.
          Empresa Distribuidora de Electricidad de
             Santiago del Estero S.A. ("EDESE")**                                                      90%-Empresa Distribuidora de
                                                                                                         Electricidad de Santiago
                                                                                                             del Estero S.A.
                                                                                                             10%-Provincia de
                                                                                                            Santiago del Estero
       Worldwide Electric Holdings B.V.*                                                                           100%



* Entity is in the process of being dissolved.
**Investment is in the process of being divested.